UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  August 29, 2005
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                              SmarTire Systems Inc.
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            (Exact name of registration as specified in its charter)


   Yukon Territory, Canada             0-29248                    N/A
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(State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)              File Number)          Identification No.)


       #150 - 13151 Vanier Place
  Richmond, British Columbia, Canada                          V6V 2J1
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (604) 276-9884
                                                     --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 29, 2005, President and Chief Executive Officer, Al Kozak resigned as a director of the Company.

A copy of the press release issued September 2, 2005 announcing this development is attached to this Form 8-K as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

           (c) Exhibits.

Exhibit
Number     Description
------     -----------------------------------------------------------
99.1       Press release issued September 2, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           SMARTIRE SYSTEMS INC.


Date:  September 2, 2005                   By:   /s/ Jeff Finkelstein
                                                 -------------------------------
                                                 Jeff Finkelstein
                                                 Chief Financial Officer